                                                                EXHIBIT 10.20(a)




                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                             EPI TECHNOLOGIES, INC.

                                       and

                        Each of the undersigned Investors

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
ARTICLE I      DEFINED TERMS                                                 1
ARTICLE II     PURCHASE AND SALE TERMS                                       3
               Section 2.1    Purchase and Sale                              3
               Section 2.2    Payment                                        3
               Section 2.3    Transfer Legends and Restrictions              3
ARTICLE III    REPRESENTATIONS AND WARRANTIES OF THE COMPANY                 4
               Section 3.1    Corporate Existence                            4
               Section 3.2    Power and Authority                            5
               Section 3.3    Financial Condition                            5
               Section 3.3.1  Absence of Undisclosed Liabilities             5
               Section 3.3.2  Taxes                                          6
               Section 3.3.3  Subsidiaries                                   6
               Section 3.3.4  Capitalization                                 6
               Section 3.3.5  Conduct of Business                            6
               Section 3.4    No Material Adverse Change                     6
               Section 3.5    Litigation                                     6
               Section 3.6    Licenses; Compliance with Laws, Other
                              Agreements,..                                  6
               Section 3.6.1  Government Approvals                           7
               Section 3.6.2  Investment Company Act                         7
               Section 3.7    Ownership and Status of Stock                  7
               Section 3.8    Brokers, etc.                                  7
               Section 3.9    Registration Statement                         7
               Section 3.10   Relationship with Meridian                     8
               Section 3.11   Intellectual Property Rights                   8
               Section 3.12   No Misrepresentation                           8
               Section 3.13   Investigation                                  8
ARTICLE IV     COVENANTS OF THE COMPANY                                      8
               Section 4.1    Accounts and Reports                           8
               Section 4.2.   Use of Proceeds                                9
               Section 4.3.   Rule 144                                       9
               Section 4.4.   Taxes and Assessments                         10
               Section 4.5.   Maintenance of Corporate Existence            10
               Section 4.6.   Governmental Consents                         10
               Section 4.7.   Further Assurances                            10
               Section 4.8.   Preemptive Rights                             10
               Section 4.9.   Auditor                                       11
               Section 4.10.  Waiver                                        11
               Section 4.11.  Termination of Covenants                      11
ARTICLE V      REPRESENTATIONS AND WARRANTIES OF THE [INVESTORS             12
               Section 5.1.   Power and Authority                           12
               Section 5.2.   Purchase for Investment                       12
               Section 5.3.   Financial Matters                             12
               Section 5.4.   Brokers, etc.                                 13
ARTICLE VI     THE CLOSING AND CLOSING CONDITIONS                           13

               Section 6.1.   The Closing                                   13
               Section 6.2.   Issuance of Common Stock                  ....13
               Section 6.3.   Legal Opinion from Counsel for
                              the Company                               ....13
               Section 6.4.   Certificate of Officer of the Company     ....13
               Section 6.5.   Execution of Related Documents                13
               Section 6.6.   Stockholders Agreement                        14
               Section 6.7.   Representations and Warranties to be
                              True and Correct                              14
               Section 6.8.   Contribution by Meridian                      14
               Section 6.9.   Certificate of Incorporation and Bylaws       14
               Section 6.10.  Performance                                   14
               Section 6.11.  All Proceedings to Be Satisfactory            14
ARTICLE VII    MISCELLANEOUS                                                14
               Section 7.1.   Expenses                                      14
               Section 7.2.   Remedies Cumulative                           14
               Section 7.3.   Brokerage                                     14
               Section 7.4.   Severability                                  15
               Section 7.5.   Parties in Interest                           15
               Section 7.6.   Notices                                       15
               Section 7.7.   No Waiver                                     15
               Section 7.8.   Amendments and Waivers                        15
               Section 7.9.   Rights of Investors                           15
               Section 7.10.  Survival of Agreements, etc.                  15
               Section 7.11.  Construction                                  16
               Section 7.12.  Entire Understanding                          16
               Section 7.13.  Counterparts                                  16
               Section 7.14.  Assignment; No Third-Party Beneficiaries      16
ARTICLE VIII   ARBITRATION                                                  16

EXHIBIT
Exhibit 2.1    List of Investors
Exhibit 3.3.1  Undisclosed Liabilities
Exhibit 3.3.4  Capitalization
Exhibit 3.4    Material Adverse Change
Exhibit 3.9    Exceptions to Registration Statement
Exhibit 6.3    Opinion of Company Counsel
Exhibit 6.5    Registration Rights Agreement
Exhibit 6.6    Stockholders Agreement

                            STOCK PURCHASE AGREEMENT


     AGREEMENT dated November 19, 1996, between EPI Technologies, Inc., a Delaware corporation (formerly named "Environmental Purification Industries, (Inc.") (the "Company") and each of the undersigned Investors (the "Investors").

                                    PREAMBLE

     The Company wishes to obtain equity financing. The Investors are willing, on the terms contained in this Agreement, to purchase Common Stock, $.01 par value, of the Company.

                                    ARTICLE I

                                  DEFINED TERMS

     The following terms, when used in this Agreement, have the following meanings, unless the context otherwise indicates:

     "33 Act" means the Securities Act of 1933, as amended.

     "34 ACT" means the Securities Exchange Act of 1934, AS amended.

     "Affiliate" means, with respect to any specified Person, (1) any other Person who, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such -fled Person, (2) any other Person who is a director, officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, of the specified Person or a Person described in clause (1) of this paragraph, (3) another Person of whom the specified Person is a director, officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, (4) another Person in whom the specified Person has a substantial beneficial interest or as to whom the -fled Person serves as trustee or in a similar capacity, or (5) any relative or spouse of the specified Person or any of the foregoing Persons, any relative of such spouse or any spouse of any such relative.

     "Best Knowledge" shall mean and include (a) actual knowledge of the Person, including, the actual knowledge of any of the officers or directors of the Company and (b) that knowledge which a prudent businessperson could have obtained in the management of his business after making due inquiry, and after exercising due diligence, with respect thereto.

     "Bylaws" means the bylaws of the Company.

     "Certificate of Incorporation" means the certificate of incorporation of the Company, as originally filed with the Delaware Secretary of State together with all amendments thereto.

     "Closing" and "Closing Date" mean the consummation of the Company's sale and the Investors' purchase of the Common Stock, and the date on which the same occurs or occurred.

     "Commission" means the United States Securities and Exchange Commission.

     "Common Stock" means the Common Stock of the Company.

     "Financial Statements" shall mean all of the following:

          (a) the audited financial statements of the Company contained in the Registration Statement;

          (b) the unaudited financial statements of NPI and MEPI contained in the Registration Statement; and

          (c) the unaudited financial statements of the Company and of NPI and MEPI as of August 31, 1996 and for the six-month period then ended.

     "Financial Statement Date" means the date of the most recent Financial Statements of the Company.

     "Holder" means an Investor (or its successors or assigns) who continues to hold Common Stock.

     "Independent Public Accountants" means that firm of independent certified public accountants selected by the Company's Board of Directors.

     "Investor Board Member" means that individual who sits on the Company's Board of Directors at the request of the Investors.

     "MEPI" means MEPI Corp., an Ohio corporation.

     "NPI' means National Purification, Inc., an Ohio Corporation.

     "Public Offering" means both (i) the date of the effectiveness of any registration statement relating to the underwritten distribution Company's Common Stock which is filed by the Company under the '33 Act with proposed maximum offering proceeds to the Company (calculated in accordance with Rule 457 under the '33 Act, as such rule may be amended from time to time) of $3,000,000 or more, and (ii) the process of distributing such common stock to the public.

     "Qualified Holder" means an Investor or a transferee of an Investor or another Qualified Holder (assuming all such transfers were made in accordance with this Agreement), provided that a transferee of an Investor who, in the reasonable judgment of Company, is affiliated with an actual or potential competitor of the Company may be deemed by the Company not to be a Qualified Holder.

     "Registration Statement" means the draft dated September 6, 1996 of Amendment No. 1 to Registration Statement on Form S-I of the Company, a copy of which has been furnished to the Investors.

     "Shares" means any shares of the Company's Common Stock.

     "Subsidiary" or "Subsidiaries" of any Person means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person.

     The masculine form of words includes the feminine and the neuter and vice versa, and, unless the context otherwise requires, the singular form of words includes the plural and vice versa. The words "herein," "hereof," "hereunder'," and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular section or subsection.


                                   ARTICLE II

                             PURCHASE AND SALE TERMS

     Section 2.1 PURCHASE AND SALE. Subject to the terms of this Agreement, the Company shall issue and sell to the Investors and each Investor shall purchase from the Company at the Closing the number of shares of Common Stock at the aggregate purchase price set forth opposite its name in Exhibit 2.1. The obligation of each Investor to purchase is several and not joint, but the obligation of each Investor to purchase such shares is conditioned upon each other Investor purchasing and paying for the shares to be purchased by it.

     Section 2.2 PAYMENT. Each of the Investors shall pay the purchase price of the Common Stock purchased by it in full at the Closing by a certified or official bank check or by wire transfer to an account designated by the Company.

     Section 2.3 TRANSFER LEGENDS AND RESTRICTIONS. The transfer of the Shares will be restricted in accordance with the terms hereof Each certificate evidencing the Shares, including any certificate issued to any transferee thereof, shall be imprinted with legends in substantially the following form (unless otherwise permitted under this Section or unless such Shares shall have been effectively registered and sold under the '33 Act and the applicable state securities laws):

           "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
           ACT OF 1933. THESE SHARES MAY NOT BE SOLD OR TRANSFERRED IN
                THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION
             THEREFROM UNDER SAID ACT.  TRANSFER OF THESE SHARES IS
               FURTHER RESTRICTED AS PROVIDED IN A STOCK PURCHASE
                 AGREEMENT A REGISTRATION RIGHTS AGREEMENT AND A
           STOCKHOLDERS AGREEMENT, ALL DATED NOVEMBER 19,1996, COPIES
                OF WHICH ARE AVAILABLE AT THE COMPANY'S OFFICES."

     So long as any legend described in this Section shall remain on the certificates evidencing the Shares, prior to any transfer of any of the same (except for a transfer effected pursuant to an effective registration statement under the '33 Act) the Holder of any Shares shall give written notice, to the Company of such Holder's intention to effect such transfer. Such notice shall describe the proposed method of transfer of the Shares in question. Upon receipt by the Company of such notice and if in the opinion of counsel to such Holder, which counsel and opinion shall be reasonably satisfactory to the Company, the proposed transfer may be effected without registration under the '33 Act in compliance with Section 4(2) or Rules 144 or 144A thereunder and under applicable state securities laws, then the proposed transfer may be effected; provided, however, that in the case of any Holder which is a partnership, no such opinion of COUNSEL shall be necessary for a transfer by such partnership to a partner of such partnership, or a retired partner of such partnership who retires after the date such partnership became a Holder, or the estate of any such partner or retired partner, if the transferee agrees in writing to be subject to the terms of this Section to the same extent as if such transferee were originally a signatory to this Agreement. Upon receipt by the Company of such opinion and of such agreement by the transferee to be bound by this Section, the Holder of such Shares shall thereupon be entitled to transfer the same in accordance with the terms of the notice delivered by such Holder to the Company. Each certificate evidencing the Shares issued upon any such transfer shall bear the legend set forth in this Section. Upon the written request of a Holder of the Shares, the Company shall remove the foregoing legend from the certificates evidencing such Shares and issue to such Holder new certificates therefor, free of any transfer legend if; with such request, the Company shall have received an opinion of counsel selected by the Holder, such counsel and opinion to be reasonably satisfactory to the Company, to the effect that any transfers by said Holder of such Shares may be made to the public without compliance with either
Section 5 of the '33 Act or Rule 144 thereunder and applicable state securities laws.


                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Investors, at and as of the Closing, that:

     Section 3.1 CORPORATE EXISTENCE. The Company is a corporation duly incorporated, validly existing and in good standing under Delaware law and has unconditional power and authority to conduct its business and own its properties as now conducted and owned and as proposed to be conducted and owned as set forth in the Registration Statement. The Company is qualified as a foreign corporation to do business in all jurisdictions in which the nature of its properties and business requires such qualification and in which noncompliance with such qualification would materially affect the Company's business. Without limiting the preceding sentence, the Company is qualified as a foreign corporation to do business in the State of Ohio.

     Section 3.2 POWER AND AUTHORITY. The Company has unconditional power and authority, and has taken all required corporate and other action necessary (including stockholder approval, if necessary) to permit it to own and hold properties to carry on its current business, to execute and deliver this Agreement, to issue and sell the Common Stock as herein provided and otherwise to carry out the terms of this Agreement and all other documents, instruments, or transactions required by this Agreement, and none of such actions will violate any provision of the Company's Bylaws or Certificate of Incorporation, or result in the breach of or constitute a default under any agreement or instrument to which the Company is a party or by which it is hound or result in the creation or imposition of any material lien, claim or encumbrance on any Company asset. This Agreement has been duly executed and delivered by the Company and (assuming the due authorization, execution and delivery hereof by the Investors) constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. No event has occurred and no condition exists which would constitute a violation of this Agreement. Neither this Agreement nor any other gives any person rights to terminate any agreements with the Company or otherwise to exercise rights against the Company.

     Section 3.3 FINANCIAL CONDITION. The Company has previously furnished to the Investors the Financial Statements, which, together with the footnotes thereto, are complete and correct and fairly present the financial condition of the Company as of the dates specified. The Financial Statements are in accordance with the books and records of the Company, NPI or MEPI, as the case may be, as of the dates and for the periods indicated, present fairly the financial position, results of operations, shareholders' equity and changes in financial position of such corporations as of the respective dates and for the respective periods indicated, and have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis (except (i) as described in such statements, notes thereto and reports and (ii) in the case of interim Financial Statements, for normal year-end adjustments and for the omission of footnote disclosures). The Company has made no change in accounting principles since the Financial Statement Date.

          Section 3.3.1 ABSENCE OF UNDISCLOSED LIABILITIES. As of the Financial Statement Date, the Company had (and on the date hereof the Company has) no material liabilities (matured or unmatured,, fixed or contingent, which are not fully reflected or provided for on the balance sheet of the Company as at the Financial Statement Date), or any material loss contingency (as defined in Statement of Financial Accounting Standards No.5) whether or not required by GAAP to be shown on the Financial Statements, except (i) obligations to perform under commitments incurred in the ordinary course of business after the Financial Statement Date, and (ii) other liabilities as set forth in Exhibit 3.3.1.

          Section 3.3.2 TAXES. For all periods ended on or prior to the Financial Statement Date, the Company has filed or will file within the time prescribed by law (including extensions of time approved by the appropriate taxing authority) all federal and state income and franchise tax returns and reports required to be filed by it with the Internal Revenue Service or state taxing authority (and such returns and reports are true and correct in all material respects), and has paid in full or made adequate provision in the Financial Statements dated the Financial Statement Date for the payment of, all taxes, interest, penalties, assessments or deficiencies shown to be due thereon, except where the failure to file such tax return or pay such taxes would not have a material adverse effect on the financial condition of the Company.

          Section 3.3.3 SUBSIDIARIES. The Company has no subsidiaries and owns no capital stock or other securities, or rights or obligations to acquire the same, of any other entity, except that on the Closing Date the Company will own all of the outstanding shares of NPI and MEPI.

          Section 3.3.4 CAPITALIZATION. The table set forth on Exhibit 3.3.4 sets forth, as of August 31, 1996, (i) the actual capitalization of the Company as derived from the Financial Statements and (ii) the capitalization of the Company adjusted as set forth on such Exhibit.

          Section 3.3.5 CONDUCT OF BUSINESS. Since the Financial Statement Date, the Company has conducted its business in the regular and ordinary course, except as set forth (I) in this Agreement and (ii) in the sections of the Registration Statement referred to in Section 3.9.

          Section 3.4 NO MATERIAL ADVERSE CHANGE. Since the Financial Statement Date there has been no material adverse change in the financial or other condition, properties or business operations of the Company, except as set forth in Exhibit 3.4.

          Section 3.5 LITIGATION. There are no suits, proceedings or investigations pending or threatened against or affecting the Company or an officer of the Company which could have a material adverse effect on the business, assets, or financial condition of the Company or the
ability   of any officer to participate in the affairs of the Company, or which concern in any material way the transactions contemplated by the Agreement.

     Section 3.6 LICENSES: COMPLIANCE WITH LAWS. OTHER AGREEMENTS ETC. The Company has all material franchises, permits, licenses, and other rights which it currently deems necessary for the conduct of its business. The Company is not in violation of any order or decree of any court, and neither this Agreement nor the transactions contemplated hereby will result in any such violation. To its best knowledge, the Company is not in violation of the provisions of any contract or agreement to which it is a patty or by which it may be bound, or of any law, order, or regulation of any governmental authority, and neither this Agreement nor the transactions contemplated hereby will result in any such violation.

          Section 3.6.1 GOVERNMENT APPROVALS. Except as may be required by any state "blue sky" laws, no authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency, regulatory authority or political subdivision thereof, any securities exchange or any other Person is required in connection with the execution, delivery or performance by the Company of this Agreement in order to consummate the TRANSACTIONS contemplated in this Agreement. All such authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations have been obtained or made, as the case may be, and are in full force and effect and are not the subject of any pending or, to the knowledge of the Company, threatened attack by appeal or direct proceeding or otherwise.

          Section 3.6.2 INVESTMENT COMPANY ACT. The company is not, and immediately after the Closing will not be, and "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act.

     Section 3.7 OWNERSHIP AND STATUS OF STOCK. The Company is currently authorized to issue 3,000 shares of Common Stock, of which 100 shares are issued and outstanding and owned by Meridian National Corporation. Upon issuance of and payment for the shares of Common Stock to be issued hereunder in accordance with the terms of this Agreement, all of the outstanding shares of the Common Stock will be, validly issued, fully paid and nonassessable. All the outstanding Common Stock has been issued in full compliance with applicable law. The Company has outstanding no option, warrant or other commitment to issue or to acquire any shares of its capital stock, or any securities or obligations convertible into or exchangeable for its capital stock, nor, except as contemplated hereby, has it given any person any right to acquire from the Company or sell to the Company any shares of its capital stock. There is, and immediately upon consummation of the transactions contemplated hereby there will be, no Agreement, restriction or encumbrance with respect to the sale or voting of any shares of capital stock of the Company (whether outstanding or issuable upon conversion or exercise of outstanding securities) except for the offering and sale of Common Stock pursuant to this Agreement. Except as set forth in this Agreement, the Company has no obligation to register any of its presently outstanding securities or any of its securities which may thereafter be issued under the '33 Act.

     Section 3.8 BROKERS ETC. The Company has not dealt with any broker, finder, or other similar person in connection with the offer or sale of the shares of Common Stock to be issued hereunder and the transactions contemplated by this Agreement, and the Company is not under any obligation to pay any broker's fee, finder's fee or commission in connection with such transactions.

     Section 3.9 REGISTRATION STATEMENT. The Company has furnished the Investors with a copy of the Registration Statement. The sections of the Registration Statement entitled Business, Management, Management's Discussions and Analysis of Financial Condition and Results of Operations and Relationships Between the Company and Meridian do not contain any untrue statement of a material fact nor do they omit to state any material fact necessary to make the statement therein not misleading, except as set forth on Exhibit 3.9. Investors acknowledge that, notwithstanding the statements to the contrary set forth in the Registration Statement, Meridian has not made any contributions to capital in repayment of advances from Meridian to the Company; provided) however, that, in the event of a Public Offering, Meridian agrees to make such contributions in the amount of up to $1,400,000 to the extent required to effectuate such Public Offering.

     Section 3.10 RELATIONSHIP WITH MERIDIAN. The Company has no material relationships with Meridian other than those described in the section of the Registration Statement entitled "Relationships Between the Company and Meridian" and in Exhibit 3.9.

     Section 3.11 INTELLECTUAL PROPERTY RIGHTS. The section of the Registration Statement entitled "Business Technology Licenses" contains an accurate description of the technology licenses held by the Company. Such licenses constitute all of the technology rights that are required to enable the Company to conduct its business as now conducted and as proposed to be conducted as set forth in the Registration Statement. No royalties, honorariums or fees are or will be payable by the Company to other persons by reason of the use by the Company of the technology described in such section of the Registration Statement' except as set forth in such section of the Registration Statement. To the best knowledge of the Company, the Company's operations infringe no rights under patents, trademarks, service marks, trade names, trade secrets, copyrights or licenses or any other proprietary rights of others.

     Section 3.12 NO MISREPRESENTATIONS. No representation or warranty in this Agreement, or in any exhibit hereto, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.

     Section 3.13 INVESTIGATION. It shall he no defense to an action for breach of this Agreement that the Investors or their agents have (or have not) made investigations into the affairs of the Company.


                                   ARTICLE IV
                            COVENANTS OF THE COMPANY

     Section 4.1 ACCOUNTS AND REPORTS. Until a Public Offering occurs, the Company shall furnish to each Qualified Holder copies of the following certificates, filings and reports:

          (a) ANNUAL REPORTS. As soon as available, and in any event within 90 days after the end of each fiscal year, annual financial statements of the Company (including all schedules and notes thereto), consisting of the balance sheet as of year end and the related statements of income and expenses, retained earnings, changes in financial position and cash flows for the 12-month period then ended, all prepared in accordance with GAAP consistently applied and certified by the Company's independent public accountants. Such statements shall be accompanied by the Company's narrative discussion comparing the financial results to those of the prior year.

          (b) QUARTERLY REPORTS. As soon as available, and in any event within 45 days after the end of each of the first three quarters of each fiscal year, an unaudited balance sheet and the unaudited statements of income and cash flow for the year to date, all prepared in accordance with generally accepted accounting principles consistently applied and accompanied by the certificate of an officer of the Company.

          (c) FORECASTS. As soon as available, but in no event later than one month after the start of each fiscal year, financial forecasts by month and, promptly after preparation, any revisions thereto, for the current fiscal year, unless, in the opinion of counsel to the Company, providing any such forecast will require inclusion of the same in a subsequent Public Offering.

          (d) OTHER INFORMATION. Upon the reasonable request of a Qualified Holder, the Company will deliver to such Qualified Holder other information and data, not proprietary in nature (in the good-faith judgment of the Company), pertaining to its business, financial and corporate affairs to the extent that such delivery will not violate any then applicable laws and any contracts of the Company with third persons. The Company will permit any person designated by a Qualified Holder in writing, at the expense of such Qualified Holder, to visit and inspect any of the properties of the Company, including its hooks of account, and to discuss its affairs, finances, and accounts with the Company's officers or directors, all at such reasonable times and as often as a Qualified Holder may reasonably request, all in a manner consistent with the reasonable security and confidentiality needs of the Company, provided that the Company shall be under no such obligation (i) with respect to information deemed in good faith by the Company to be proprietary or (ii) if the Company's board of directors reasonably believes such visit, inspection, or discussion would violate applicable laws or any contract with third persons.

          (e) All information furnished under this Section is confidential and each recipient shall (i) maintain the same in confidence and (ii) take all reasonable measures to prevent any officer or agent of such recipient from disclosing the same.

     Section 4.2. USE OF PROCEEDS. The Company shall use the proceeds of the sale of the Common Stock as follows: (i) approximately $225,000, and any additional amounts to cover any cost overruns, for completion of installation of the Polymeric Recovery System at the Company's Toledo, Ohio facility; (ii) $55,000 for repayment of a promissory note to William D. Feniger, and (iii) the balance of the proceeds for working capital and general corporate purposes, which may include, but is not limited to, the payment of expenses related to the sale of Common Stock pursuant to this Agreement, and unpaid legal, accounting and printing costs of approximately $400,000 previously incurred related to the Company's previous attempt to complete a public offering.

     Section 4.3. RULE 144. The Company covenants that (a) at all times after the Company first becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will comply with the current public information requirements of Rule 144(c)(l) under the '33 Act; and (b), the Company will furnish any Investor upon request with all information within the possession of the Company required for the preparation and filing of Form 144.

     Section 4.4. TAXES AND ASSESSMENTS. The Company will pay any taxes, assessments and governmental charges, and any liabilities thereon, outstanding as of the Closing Date. The Company will pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against the Company or any of its properties, and all other material liabilities at any time existing, except to the extent and so long as (a) the same are being contested in good faith and by appropriate proceedings in such manner as not to cause any material adverse effect upon the financial condition of the Company, or the loss of any right of redemption from any sale thereunder and (b) the Company shall have set aside on its books adequate reserves with respect thereto.

     Section 4.5. MAINTENANCE OF CORPORATE EXISTENCE. Unless otherwise determined by the Board of Directors of the Company, the Company will preserve, renew and keep in full force and effect, its corporate existence, qualification in requisite jurisdictions and rights and privileges necessary or desirable in the normal conduct of its business.

     Section 4.6. GOVERNMENTAL CONSENTS. The Company will obtain all consents, approvals, licenses and permits required by federal, state, local and foreign law to carry on its business.

     Section 4.7. FURTHER ASSURANCES. The Company will cure promptly any defects in the creation and issuance of the Shares, and in the execution and delivery of this Agreement. The Company, at its expense, will promptly execute and deliver promptly to each Investor upon request all such other and further documents, agreements and instruments in compliance with or pursuant to its covenants and agreements herein, and will make any recordings, file any notices, and obtain any consents as may be necessary or appropriate in connection therewith.

     Section 4.8.  PREEMPTIVE RIGHTS.

     (a) The Company hereby grants to each Holder a right of first refusal to purchase, on a pro rata basis, all or any part of New Securities (as defined below) which the Company may, from time to time, propose to sell and issue subject to the terms and conditions set forth below. A Holder's pro rata share, for purposes of this subsection 4.8, shall equal a fraction, the numerator of which is the number of shares of Common Stock then held by such Holder, and the denominator of which is the total number of shares of Common Stock then outstanding plus the number of shares of Common Stock issuable upon conversion or exercise of then outstanding convertible securities, options, rights or warrants.

     (b) "NEW SECURITIES" shall mean any capital stock of the Company whether now authorized or not and rights, options or warrants to purchase capital stock, and securities of any type whatsoever which are, or may become, convertible into capital stock; PROVIDED, HOWEVER, that the term "New Securities" does not include (I) the Shares issuable under this Agreement; (II) securities offered to the public pursuant to a Public Offering; (iii) securities issued for the acquisition of another corporation by the Company by merger, purchase of substantially all the assets of such corporation or other reorganization resulting in the ownership by the Company of not less than 51% of the voting power of such corporation; or (iv) securities issued as a result of any stock split, stock dividend or reclassification of Common Stock, distributable on a pro rata basis to all holders of Common Stock.

     (c) If the Company intends to issue New Securities, it shall give each Holder written notice of such intention, describing the type of New Securities to be issued, the price thereof and the terms upon which the Company proposes to effect such issuance. Each Holder shall have twenty (20) days from the date of any such notice to agree to purchase all or part of its or his pro rata share of such New Securities for the price and upon the general terms and conditions specified in the Company's notice by giving written notice to the Company stating the quantity of New Securities to be so purchased. Each Holder shall have a right of overallotment such that if any Holder fails to exercise his or its right hereunder to purchase his or its total pro rata portion of New Securities, the other Holders may purchase such portion on a pro rata basis, by giving written notice to the Company within five days from the date that the Company provides written notice to the other Holders of the amount of New Securities with respect to which such nonpurchasing Holder has failed to exercise its or his right hereunder. All Securities issued to Holders hereunder shall, upon payment of the applicable purchase price therefor, be fully paid and non-assessable, and the Company shall bear all of the costs and expenses of such issuance.

     (d) if any Holder or Holders fail to exercise the foregoing right of first refusal with respect to any New Securities within such 20-day period (or the additional five-day period provided for overallotments), the Company may within 60 days thereafter sell any or all of such New Securities not agreed to be purchased by the Holders, at a price and upon general terms no more favorable to the purchasers thereof than specified in the notice given to each Holder pursuant to paragraph (c) above. In the event the Company has not sold such New Securities within such 60-day period, the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Holders in the manner provided above.

     Section 4.9. AUDITOR The Company shall retain a firm of certified public accountants of established reputation to audit its books and records at least annually.

     Section 4.10 WAIVER. Any violation of an affirmative or negative covenant of the Company may be waived prospectively or retrospectively in a given instance by a vote of the Required Majority (as defined in Section 7.8) of Holders, but such waiver shall operate only with respect to the particular violation specified in the waiver.

     Section 4.11 TERMINATION OF COVENANTS. The covenants of the Company contained in this Section shall terminate, and be of no further force or effect, upon the effective date of a Public Offering.


                                    ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

     Each of the Investors severally represents and warrants to the Company, at and as of the Closing that:

     Section 5.1. POWER AND AUTHORITY. Such Investor has full power and authority and, if not an individual Investor, has taken all required corporate (or trust or partnership, as the case may be) and other action necessary to permit it to execute and deliver this Agreement, and all other documents or instruments required by this Agreement, and to carry out the terms of this Agreement and of all such other documents or instruments.

     Section 5.2. PURCHASE FOR INVESTMENT. Such Investor is purchasing the Common Stock for investment, for its own account and not for the account of any Employee Benefit Plan (or if such Common Stock is being acquired for the account of any such Plan, such acquisition does not involve a nonexempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the
Code) and not with a view to distribution thereof, except for transfers permitted hereunder. Such Investor understands that the Common Stock must be held indefinitely unless it is registered under the '33 Act or an exemption from such registration becomes available, and that the Common Stock may only be transferred as provided in this Agreement.

     Section 5.3. FINANCIAL MATTERS. Such Investor represents and warrants to the Company that it understands that the purchase of the Shares involves substantial risk and that its financial condition and investments are such that it is in a financial position to hold the Shares for an indefinite period of time and to bear the economic risk of; and withstand a complete loss of, such Shares. In addition, by virtue of its expertise, the advice available to it and previous investment experience, such Investor has extensive knowledge and experience in financial and business matters, investments, securities and private placements and the capability to evaluate the merits and risks of the transactions contemplated by this Agreement. Such Investor represents that it is an "accredited investor" as that term is defined in Regulation D promulgated under the '33 Act.

During the negotiation of the transactions contemplated herein, the Investor and its representatives have been afforded full and free access to corporate books, financial statements, records, contracts, documents, and other information concerning the Company and to its offices and facilities, have been afforded an opportunity to ask such questions of the Company's officers and employees concerning the Company's business, operations, financial condition, assets, liabilities and other relevant matters as they have deemed necessary or desirable, and have been given all such information as has been requested, in order to evaluate the merits and risks of the prospective investment contemplated herein.

     Section 5.4. BROKERS ETC. Such Investor has dealt with no broker, finder, commission agent, or other similar person in connection with the offer or sale of the Common Stock and the transactions contemplated by this Agreement, and is under no obligation to pay any broker's fee, finder's fee, or commission in connection with such transactions.


                                   ARTICLE VI

                       THE CLOSING AND CLOSING CONDITIONS

     Section 6.1. THE CLOSING. The purchase and sale of the Common Stock shall take place at the Closing to be held at the offices of Benesch, Friedlander, Coplan & Aronoff P.L.L., 2300 BP America Building 200 Public Square, Cleveland, Ohio 441l4-2378. The Closing shall occur on the date of this Agreement.

     The obligation of each Investor to purchase the Common Stock at the Closing shall be subject to satisfaction of the following conditions at and as of the
Closing:

     Section 6.2. ISSUANCE OF COMMON STOCK. The Company shall have duly issued and delivered certificates to each of the Investors for the number shares of the Common Stock purchased by such Investor as provided in Exhibit 2.1.

     Section 6.3. 1- OPINION FROM COUNSEL FOR THE COMPANY. There shall be made available to each of the Investors the written opinion of Benesch, Friedlander, Coplan & Aronoff, counsel for the Company, in substantially the form attached as
Exhibit 6.3.

     Section 6.4. CERTIFICATE OF OFFICER OF THE COMPANY. The Company shall have delivered to the Investors a certificate of its chief executive and chief financial officers, or alternatives therefor satisfactory to counsel for the Investors, dated the date of the Closing, to the effect that the representations and warranties of the Company are true at and as of the Closing as if made at and as of the Closing, and that each of the conditions in this Article 6 has been satisfied.

     Section 6.5. EXECUTION OF RELATED DOCUMENTS. The Company and the Investors shall have duly authorized and executed a Registration Rights Agreement in the form set forth as Exhibit 6.5 hereof

     Section 6.6. STOCKHOLDERS AGREEMENT. The Company and the Investors shall have duly authorized and executed a Stockholders Agreement in the form set forth as Exhibit 6.6 hereof

     Section 6.7. REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties contained in Article III shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except to the extent that any representations and warranties of the Company specifically apply to conditions existing at a particular date), and the Company shall have certified to such effect to the Investors in writing.

     Section 6.8. CONTRIBUTION BY MERIDIAN. Meridian shall have contributed to the capital of the Company all of the issued and outstanding shares of NPI and MEPI.

     Section 6.9. CERTIFICATE OF INCORPORATION AND BYLAWS. The Company shall have delivered to each Investor (i) a copy of the Company's Certificate of Incorporation, certified by the Delaware Secretary of State and (ii) a copy of the Company's Bylaws, certified by an officer of the Company.

     Section 6.10. PERFORMANCE. The Company shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the Closing Date, and the Company shall have certified to such effect to the Investors in writing.

     Section 6.11. ALL PROCEEDINGS TO BE SATISFACTORY. All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Investors and their special counsel, and the Investors and said counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.




                                   ARTICLE VII

                                  MISCELLANEOUS

     Section 7.1. EXPENSES. The Company will bear the reasonable fees and expenses of the Investors in connection with this Agreement.

     Section 7.2. REMEDIES CUMULATIVE. Except as herein provided, the remedies provided herein shall be cumulative and shall not preclude assertion by any party hereto of any other rights or the seeking of any other remedies against the other party hereto.

     Section 7.3. BROKERAGE. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commission relative to this Agreement or to the transaction contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

     Section 7.4. SEVERABILITY. whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     Section 7.5. PARTIES IN INTEREST. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective legal representatives, successors and assigns of the parties hereto whether so expressed or not.

     Section 7.6. NOTICES. All notices to be given to any party shall be in writing and delivered by hand in person, or by express overnight courier service, or by electronic facsimile transmission (with a copy sent by first-class U.S. mail, postage prepaid), or by registered or certified mail, return receipt requested, postage prepaid, addressed (a) if to an Investor, at such Investor's address set forth on the books of the Company, or at such other address as such Investor shall have furnished to the Company m writing, or b) if to the Company, at the Company's current address (Attention: President) at or at such other address as the Company shall have furnished to the Investors.

     Section 7.7. NO WAIVER. No failure to exercise and no delay in exercising any right, power or privilege granted under this Agreement shall operate as a waiver of such right, power or privilege. No single or partial exercise of any right, power or privilege granted under this Agreement shall preclude another or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights or remedies provided by law.

     Section 7.8. AMENDMENTS AND WAIVERS. Except as herein provided, this Agreement may be modified or amended only by a writing signed by the Company and by the Holders of 75% of the Common Stock held by Holders (the "Required Majority"). Each Investor acknowledges that by the operation of Section 7.8 hereof the Holders of 75% of the outstanding Common Stock held by all Holders will have the right and power to diminish or eliminate all rights of such Investor under this Agreement.

     Section 7.9. RIGHTS OF INVESTORS. Each holder of Common Stock shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement, including without limitation the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such holder shall not incur any liability to any other holder or holders of Common Stock with respect to exercising or refraining from exercising any such right or rights.

     Section 7.10. SURVIVAL OF AGREEMENTS ETC. All agreements, representations and warranties contained in this Agreement or made in writing by or on behalf of the Company or the Investors in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement, the Closing, and any investigation at any time made by or on behalf of any Investor. Notwithstanding the preceding sentence, however, all such representations (other than intentional misrepresentations) and warranties, but no such agreements, shall expire three years after the date of this Agreement.

     Section 7.11. CONSTRUCTION. The Company's principal place of business is in Toledo, Ohio. This Agreement shall be governed by and construed in accordance with the procedural and substantive laws of the State of Ohio without regard to principles of conflicts of law.

     Section 7.12. ENTIRE UNDERSTANDING. This Agreement expresses the entire understanding of the parties and supersedes all prior and contemporaneous agreements and undertakings of the parties with respect to the subject matter of this Agreement.

     Section 7.13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one agreement.

     Section 7.14. ASSIGNMENT: NO THIRD-PARTY BENEFICIARIES.

               (a) This Agreement and the rights hereunder shall not be assignable or transferable by the Investors or the Company except in the case of an Investor, in accordance with the restrictions on transfer set out in this Agreement and the Stockholders Agreement or in the case of the Company by operation of law in connection with a merger, consolidation or sale of substantially all the assets of the Company without the prior written consent of the other parties hereto. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. The assignment by any Investor on a nonexclusive basis of any rights under this Agreement to any such transferee shall not affect or diminish the rights or obligations of such Investor under this Agreement and in no event shall any assignment relieve any Investor of its obligations hereunder.

               (b) Except as provided in Section 7.14(a), this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.


                                  ARTICLE VIII

                                   ARBITRATION

If at any time there shall be a dispute arising out of or relating to any provision of this Agreement or any agreement contemplated hereby, such dispute shall be submitted for binding and final determination by arbitration in accordance with the regulations then obtaining of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) resulting from such arbitration shall be in writing, and shall be final and binding upon all involved parties. The site of any arbitration shall be within Toledo, Ohio.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.


                                   EPI TECHNOLOGIES, INC.


                                   By:  /s/  Bruce Maison
                                        ---------------------------------------
                                   President



                                   INVESTORS:

                                   /s/ Spencer Browne
                                   --------------------------------------------
                                   SPENCER BROWNE


                                   MNP CORPORATION

                                   By:  /s/ Larry Berman
                                        ---------------------------------------
                                        Larry Berman, President


                                   /s/ Elliot Smith
                                   --------------------------------------------
                                   ELLIOT SMITH